THE RUSHMORE FUND, INC.

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RUSHMORE U.S. GOVERNMENT BOND PORTFOLIO

Prospectus

January 1, 2002

As with all mutual funds, the Securities and Exchange Commission has not judged whether this Fund is a good investment or whether the information in this prospectus is adequate or accurate. Anyone who indicates otherwise is committing a Federal crime.

TABLE of CONTENTS

Page

Risk and Return Summary: Investments, Risks, and Performance
Risk/Return Bar Chart and Table
Performance Table

Fees and Expenses

Investment Objectives, Principal Investment Strategies, and Related Risks

Shareholder Information
How to Invest in the Fund
How to Redeem Your Investment

Fund Management
Investment Adviser
Investment Subadviser

Additional Information About the Fund
Exchanging Fund Shares
Pricing of Fund Shares
Dividends and Distributions
Tax Consequences of Investing in the Fund

Financial Highlights

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RISK and RETURN SUMMARY

Investments, Risks, and Performance

The following discussion is an overview of the investment objectives, principal investment strategies and related risks of the fund offered in this prospectus. More information on the investment objectives, principal investment strategies and related risks of the fund appears later in this prospectus under the heading "Investment Objectives, Principal Investment Strategies and Related Risks."

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Fund Investment Objective

The objective of the Fund is to achieve a high total return consistent with investment in U.S. Government securities.

Principal Fund Investment Strategy

In attempting to achieve this objective, the Fund invests principally in medium-to-long term United States Treasury notes and bonds and in other U.S. Government securities that present minimal credit risk. In addition, the Fund may use futures and options strategies in seeking to increase the total return of the Fund or to protect the Fund from adverse interest rate movements, and to remain fully invested and reduce transaction costs.

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Principal Risks of Investing in the Fund

As with any bond fund, the value of your investment in the U.S. Government Bond Portfolio will rise or fall depending on interest rate movements. The market values of the investment securities of the Fund will vary inversely with interest rates; therefore, the per share value of the Fund will also fluctuate as interest rates change. Generally, debt securities with longer maturities tend to be more sensitive to interest rate changes than those with shorter maturities. Because of the fluctuation of per share values, investment in the Fund may not be suitable for investors with short-term investment objectives. Although the Fund seeks to meet its investment objective, it is possible to lose money by investing in the Fund. A debt security's credit quality depends upon the issuer's ability to pay interest on the obligation and, ultimately, to repay the principal. U.S. Government obligations carry the highest credit ratings.

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Utilization of futures transactions by the Fund also involves several risks. First, it is possible that there will not be a perfect price correlation between a futures contract and its underlying security. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase price of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

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An investment in the Fund is not a deposit or obligation of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk/Return Bar Chart and Table
 The chart below and the table on the following page show the annual calendar-year returns and the performance of the Fund. The Fund commenced operations on December 18, 1985, and has a fiscal year-end of August 31. The information in the chart provides some indication of the risks of investing in the Fund by showing changes in Fund performance from year to year. The table shows how the Fund's average annual returns compare with the performance of both the Lehman Brothers Intermediate Government Index and the Lehman Brothers Long Treasury Bond Index. The chart and table assume the reinvestment of dividends and distributions. Please keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.

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Best Quarter: 11.48%	2nd Qtr of 1995	Worst Quarter: (7.55)%	1st Qtr of 1996

The Fund's year-to-date total return as of September 30, 2001 was 5.63%.

Performance Table
 Average Annual Total Returns
(for Periods Ended December 31, 2000)

	U.S. Government Bond Portfolio	Lehman Brothers Intermediate Government Index	Lehman Brothers Long Treasury Bond Index
One Year	18.56%	13.24%	20.29%
Five Years	5.90%	6.50%	7.29%
Ten Years	8.49%	7.92%	9.97%

FEES and EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.50%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%

If your monthly account balance averages $500 or less due to redemptions you may be charged a $5 fee. For bank wire redemptions less than $5,000, a $10 wire fee will be assessed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 82	$ 255	$ 444	$ 990

INVESTMENT OBJECTIVES, PRINCIPAL
 INVESTMENT STRATEGIES, and RELATED RISKS

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Fund Investment Objective

The investment objective of the Fund is to achieve a high total return consistent with investment in U.S. Government securities.

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Principal Investment Strategies

In attempting to achieve its objective, the Fund anticipates investing at least 95% of its total assets in United States Treasury notes and bonds and in other U.S. Government securities. At no time will the Fund invest less than 65% of its total assets in these securities.

In managing its portfolio, the Fund considers economic conditions and interest rate trends in determining what securities to purchase. The Fund will invest only in securities issued or guaranteed by the U.S. Government, federal agencies and government-sponsored enterprises, and in securities and certificates evidencing ownership of future interest and principal payments on the above securities (e.g., zero coupon securities). The Fund also may purchase U.S. Government securities under repurchase agreements from member banks of the Federal Reserve system or primary dealers of U.S. Government securities and may lend portfolio securities for the purpose of earning additional income. The Fund may invest in securities of any maturity. The Fund's average weighted maturity varies, but as of November 30, 2001 the Fund's average weighted maturity was approximately 17.8 years.

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The Fund may also purchase and sell futures contracts and options on futures contracts in seeking to increase the total return of the Fund or to protect the Fund from adverse interest rate movements, and to remain fully invested and reduce transaction costs. When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek, through the sale of futures, contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

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Risks of Investing in the Fund

Fluctuation in the market value of the securities of the Fund will occur due to interest rate movements. The market values of the investment securities of the Fund will vary inversely with interest rate movements and, therefore, the per share value of the Fund will also fluctuate as interest rates change. Furthermore, debt securities with longer maturities generally experience greater price movement compared to shorter-term securities as interest rates fluctuate. Interest rate uncertainty is related to various factors. Among these factors are swings in money growth, uncertainty about the policies of the Federal Reserve Board, and inflationary expectations. The Fund is also subject to credit risk. A debt security's credit quality depends upon the issuer's ability to pay interest on the obligation and, ultimately, to repay the principal. U.S. Government obligations carry the highest credit ratings and thus the Fund presents minimal credit risk.

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Utilization of futures transactions by the Fund involves several risks. First, it is possible that there will not be a perfect price correlation between a futures contract and its underlying security. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

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Considering these risks, there is a risk you could lose money by investing in the Fund. As with any fund, there is no guarantee that the Fund's performance will be positive over any period of time, either short-term or long-term.

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Temporary Defensive Positions

At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses by investing its assets in cash or short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

SHAREHOLDER INFORMATION

How to Invest In The Fund

Facts To Know Before You Invest:
  The minimum initial investment is $2,500
  Retirement accounts may be opened with a $500 minimum investment
  There are no minimum amounts for subsequent investments
  There are no sales charges
  The Fund reserves the right to reject any purchase order
  All shares are electronically recorded; the Fund will not issue certificates
  A $10 fee may be charged for items returned for insufficient or uncollectible funds
  There is a $10 foreign check fee

Purchasing Shares:

By Mail

Complete an application and make a check payable to "The Rushmore Fund, Inc." Send your completed and signed application and check drawn on a U.S. bank to:

FBR National Bank & Trust
4922 Fairmont Avenue
Bethesda, Maryland 208l4

By Bank Wire

Speak to the branch manager of your bank. Request a transfer of Federal funds to FBR National Bank & Trust ("FBR National" or "Transfer Agent"),, instructing the bank to wire transfer the money before 4:00 P.M., Eastern time to:

FBR National Bank & Trust
Bethesda, Maryland
Routing # 0550-71084

Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M. Eastern time and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for its services. Remember that it is important to complete the wire transfer before 4:00 P.M. Eastern time to receive that day's net asset value.

Invest Through Brokers

You may also invest in the Fund by purchasing shares through registered broker-dealers, banks or other financial institutions that purchase securities for their customers. When an authorized third party, such as those mentioned, accepts an order, the Fund will be deemed to have received the order. Orders accepted by an authorized third party will be priced at the Fund's net asset value next computed after acceptance. Such third parties who process orders may charge a fee for their services. Certain third party organizations may receive compensation from the Transfer Agent, or the Fund's adviser, Money Management Advisers, Inc. ("Adviser"), for the shareholder services they provide.

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How To Redeem Your Investment

Redeeming Shares:

Contact Shareholder Services at (1-800-622-1386) between the hours of 8:30 A.M. and 4:30 P.M. Eastern time.

For your protection, we will take measures to verify your identity by requiring some form of personal identification prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.

By Mail or Fax

Mail your instructions for redemption to:	Fax your instructions for redemption to:
FBR National Bank & Trust	(301) 657-1520
4922 Fairmont Avenue	Attn: Shareholder Services
Bethesda, MD 20814
Attn: Shareholder Services

Include the following information in your redemption request:
  the name of the Fund and account number you are redeeming from;
  your name(s) and address as it appears on your account;
  the dollar amount or number of shares you wish to redeem;
  your signature(s) as it appears on your account; and
  a daytime telephone number.

Additional Information You Should Know When You Redeem:

  You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). For redemptions by bank wire, the Transfer Agent will, upon instruction, wire transfer the amount specified to your commercial bank or brokerage account specified in your account application. For bank wire redemptions less than $5,000, a $10 wire fee will be assessed.

  If you request payment of redemptions to a third party or to a commercial bank not specified on your original account application the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

  Redemption checks will be issued within seven days, normally one business day. However, redemption proceeds on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

  If your monthly Fund account balance averages less than $500 you may be charged a $5 fee. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to involuntarily redeem accounts which fall below $500.

  The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange (NYSE) is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.

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FUND MANAGEMENT

Investment Adviser

Money Management Advisers, Inc. , a Delaware corporation located at 1001 19th Street North, Arlington, Virginia, serves as the Fund's investment adviser. Prior to January 1, 2002, the Adviser was a District of Columbia limited partnership known as Money Management Associates, L.P.

Established in 1974, the Adviser is registered with the Securities and Exchange Commission ("SEC") as an investment adviser and has served as the Fund's adviser since the Fund commenced operations on December 18, 1985. Subject to the general supervision of the Fund's Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs.

The Adviser (who manages five no-load mutual funds) and its asset management affiliates, manage approximately $1.5 billion for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships. For the advisory services performed, the Adviser received 0.50% of the average net assets of the Fund for the fiscal year ended August 31, 2001.

On January 1, 2002, the Adviser became a wholly-owned subsidiary of FBR National, the Fund's administrator, custodian, fund accounting and transfer agent. The Adviser and FBR National are both wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc. The personnel of the Adviser that oversees the management of the Fund remains unchanged. Additionally, the restructuring will not change the fees paid by the Fund to the Adviser and FBR National nor will it affect the quality of services rendered to the Fund.

Investment Subadviser

The Adviser and the Fund have retained Bradford & Marzec, Inc. ("Bradford" or "Subadviser") to serve as the Fund's investment subadviser. Bradford, located at 333 South Hope Street, Suite 4050, Los Angeles, California 90071, is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Bradford was formed in 1984 and manages approximately $8 billion in assets for foundations and endowments, institutional pension funds, and Taft-Hartley accounts. Bradford specializes in the management of domestic and foreign fixed income portfolios. Edward T. Bradford and Zelda Marzec co-own the Subadviser and are principals and Senior Portfolio Managers. . Mr. Bradford and Patrice Milton-Blue, Vice President of Bradford, will serve as the portfolio managers of the Fund. Ms. Milton-Blue has been a Vice President and portfolio manager at Bradford since 1998. Prior thereto Ms. Milton-Blue was a portfolio manager at Coast Global Advisors for three years.

For its subadvisory services, the Adviser will pay Bradford an annualized fee.

ADDITIONAL INFORMATION ABOUT THE FUND

Exchanging Fund Shares

You may exchange shares of the Fund, without cost, for shares of any of the following funds: Fund for Government Investors, Fund for Tax-Free Investors, Inc., or American Gas Index Fund, Inc. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. You should obtain a current prospectus for the fund into which you wish to exchange by calling 1-800-343-3355. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Fund may change or cancel its exchange policy at any time.

Pricing of Fund Shares

The price of the Fund's shares is its net asset value per share. This figure is computed by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of Fund shares outstanding. The net asset value per share of the Fund is determined as of 4:00 P.M. Eastern time on days when the New York Stock Exchange is open for business. Orders accepted by the Fund directly or by an authorized third party will be priced at the Fund's net asset value next computed after orders are received. This means that if you place a purchase or redemption order after 4:00 P.M. ET, it will be effected at the next calculation of net asset value, normally 4:00 P.M. the next business day.

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The Fund values its portfolio securities based on their market value. Each security held by the Fund is valued at the last quoted sale price for a given day, or if a sale is not reported for that date, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the closing sales prices. The value of assets for which no quotations are readily available, including any restricted securities, are valued at fair value in good faith by the Board of Directors or at the direction of the Directors.

Dividends and Distributions

Dividends of the Fund are declared daily. All dividends and capital gain distributions of the Fund will be reinvested in additional shares (including fractional shares where necessary) at net asset value, unless you elect on your application form or in writing, not less than five full business days prior to the record date for a particular dividend or distribution, to receive such dividend or distribution in cash. If you elect to receive distributions in cash, your election will be effective until you give other written instructions. Dividends paid in cash to those investors so electing will be mailed on the second business day of the following month. Statements of account showing dividends paid will be mailed to shareholders monthly. Although the timing and amount of all dividends and distributions are subject to the discretion of the Board of Directors, the Fund intends to distribute long-term capital gains, if any, on an annual basis in November or December.

"Undeliverable" or "Uncashed" Dividend Checks

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Tax Consequences of Investing

Taxability of Distributions

As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund intends to do, the Fund pays no federal income tax on the earnings distributed to shareholders.  Dividends and distributions of any short-term capital gains you receive, whether reinvested or taken as cash, are generally considered taxable as ordinary income unless you hold your shares in an individual retirement account, 403(b) account, 401(k) account or other tax-deferred account. Distributions of long-term capital gains you receive are taxed to you as long-term capital gains regardless of how long you owned your Fund shares. The Form 1099 that is mailed to you each January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of Transactions

Any time you sell or exchange shares of the Fund, it is considered a taxable event for you. For example, if you exchange shares of the Fund for shares of another Rushmore fund, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax.

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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.
	For the Years Ended August 31,
	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Year	$ 10.71	$ 10.17	$ 11.27	$ 9.92	$ 9.39
Income from Investment Operations:
Net Investment Income	0.52	0.52	0.50	0.53	0.55
Net Realized and Unrealized Gain (Loss) on Securities	0.57	0.54	(1.10)	1.35	0.55
Total from Investment Operations	1.09	1.06	(0.60)	1.88	1.10
Less Distributions:
Dividends (from net investment income)	(0.52)	(0.52)	(0.50)	(0.53)	(0.55)
Distributions (from capital gains)	-	-	-	-	(0.02)
Total Distributions	(0.52)	(0.52)	(0.50)	(0.53)	(0.57)
Net Asset Value, End of Year	$ 11.28	$ 10.71	$ 10.17	$ 11.27	$ 9.92
Total Investment Return	10.46%	10.82%	(5.51)%	19.35%	11.94%
Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$ 13,390	$ 11,789	$ 12,837	$ 27,260	$ 15,212
Ratio of Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Income to Average Net Assets	4.79%	5.12%	4.57%	4.98%	5.60%
Portfolio Turnover Rate	-	9%	46%	49%	19%

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In addition to this prospectus, the following information is available to assist you in making an investment decision:

Information Available Upon Request (without charge)	Description
Statement of Additional Information	A document that includes additional information about the Fund. The information presented in the Statement of Additional Information is incorporated by reference into this Prospectus.
Annual and Semiannual Reports

Reports that contain information about the Fund's investments. The reports also discuss the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

There are a variety of ways to receive the above information and make other inquiries of the Fund. You may contact The Rushmore Fund, Inc. directly by telephone 1-800-622-1386, visit our internet site at http://www.rushmorefunds.com, or you may send a written request to the Fund's offices at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Fund can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. (for hours of operation please call the Commission at 1-800-SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D.C. 20549.

The Rushmore Fund, Inc. Investment Company Act File No. 811-4369

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THE RUSHMORE FUND, INC.
 4922 Fairmont Avenue, Bethesda, Maryland 20814
(800) 622-1386
(301) 657-1500

Rushmore U.S. Government Bond Portfolio

Statement of Additional Information
January 1, 2002

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Rushmore U.S. Government Bond Portfolio's (the "Fund") Prospectus, dated January 1, 2002. A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund at the above address or telephone numbers.

The audited financial statements of the Fund, for the Fund's fiscal year ended August 31, 2001, are included in the Fund's 2001 Annual Report to Shareholders, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Fund's 2001 Annual Report are available, without charge, by request by writing or telephoning the Fund at the above address or telephone numbers.

Table of Contents

Page in Statement of Additional Information
Fund Organization, Investments, and Risks	3
Investment Limitations	10
Management of the Fund	11
Control Persons and Principal Holders of Securities	13
Investment Advisory and Other Services	13
Brokerage Allocation and Portfolio Transactions	15
Taxation of the Fund	15
Calculation of Performance Data	16
Financial Statements	17

FUND ORGANIZATION, INVESTMENTS and RISKS

Organization

The Fund is a portfolio of The Rushmore Fund, Inc. (the "Corporation"), an open-end, diversified management investment company incorporated in the State of Maryland on July 24, 1985.

The Fund is incorporated under the Maryland General Corporation Law and is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 per share. At the direction of the Board of Directors, shares of the Fund's common stock may be divided into classes known as portfolios. The Board has the power to establish the portfolios and to define the preferences, rights, voting powers, restrictions or qualifications, and the investment policies and objectives for any such portfolios. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share. Each such share and fractional share has equal rights with respect to dividends and liquidation preferences. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, are voted in the aggregate.

Investments

U.S. Government Securities

There are three major classifications of U.S. Government securities in which the Fund may invest:

U.S. Treasury Securities

U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

Government Agency Securities

Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency. Examples of government agency securities include, Export-Import Bank of the United States, the Federal Home Loan Bank, and the Government National Mortgage Association.

Government-Sponsored Enterprises

Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These entities were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs. The U.S. Government does not directly back government-sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. The Student Loan Marketing Association andFannie Mae are examples of government-sponsored enterprise securities.

Risks Associated with Investing in U.S. Government Securities

The U.S. Government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. Government, there is minimal credit risk. While most other government-sponsored securities are not direct obligations of the U.S. Government (some are guaranteed), they also offer little credit risk.

However, another type of risk that may affect the Fund is interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of portfolio investments of the Fund, while a decline in interest rates would generally increase the market value of portfolio investments of the Fund.

Zero Coupon Securities

The Fund may also invest in direct and "stripped" U.S. Treasury zero coupon securities. Although at the time this information was printed, the Fund does not own, and has no intention of investing in, zero coupon securities.

A Description of Zero Coupon Securities

Zero coupon securities is the term used by the Fund to describe United States Treasury notes and bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during the life of the security. The value of the zero-coupon security to an investor consists of the difference between the security's face value at the time of maturity and the price for which the security was acquired, which is generally an amount much less than the face value (sometimes referred to as a "deep discount" price).

 Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated (stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). More recently, the U.S. Treasury Department has facilitated the stripping of Treasury notes and bonds by permitting the separated corpus and coupons to be transferred directly through the Federal Reserve Banks' book-entry system. This program, which eliminates the need for custodial or trust accounts to hold the Treasury securities, is called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Each such stripped instrument (or receipt) entitles the holder to a fixed amount of money from the Treasury at a single, specified future date. The U.S. Treasury redeems zero coupon securities consisting of the corpus for the face value thereof at maturity, and those consisting of stripped coupons for the amount of interest, and at the date, stated thereon.

Risks of Zero Coupon Securities

Treasury issues that are stripped by brokerage houses and marketed separately as zero coupon securities represented by receipts or certificates are safe as long as the broker holds the underlying Treasury security in escrow, as is the practice. Direct Treasury zero coupons are not subject to this risk. Because zero coupon securities represent a claim for payment at a single, specified future date, their value fluctuates with increases and decreases in market interest rates and are usually more volatile than other U.S. Government securities.

Repurchase Agreements

A Description of a Repurchase Agreement

A repurchase agreement is an agreement where a Fund acquires a money market instrument from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day).  Essentially, a repurchase agreement may be considered a loan backed by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund. In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself. The securities are held by the Fund's custodian bank until repurchased.

Reasons to Use Repurchase Agreements

The Fund may invest in repurchase agreements with financial institutions: (i) for defensive purposes due to market conditions; or (ii) to generate income from the Fund's excess cash balances. It is the current policy of the Fund to invest in repurchase agreements that mature within seven days. Any repurchase agreements that have a maturity greater than 7 days will not exceed 10% of the Fund's assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the investment adviser, liquidity or other considerations so warrant.

Risks of Repurchase Agreements

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss when the security is sold. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund. Consequently, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's investment adviser acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

Lending of Securities

The Fund may lend its securities to qualified institutional investors (i.e., brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations.

Reasons to Lend Securities

By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with the loan.

To lend securities, the following requirements must be met:

1.  the borrower must pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the federal government having at least equal the value of the securities loaned;

2.  the borrower must add to the collateral whenever the price of the securities loaned rises;

3.  the Fund must be able to terminate the loan at any time; borrowed securities must be returned when the loan is terminated.

4.  the Fund should receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in portfolio securities, thereby earning additional income), any distribution on the loaned securities, and any increase in the market value of the loaned securities; and,

5.  the Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund's shares are qualified for sale, and the Fund will not lend more than 33-1/3% of the value of the Fund's total assets.

Risks of Lending

A Fund will enter into securities lending and repurchase transactions only with parties who meet creditworthiness standards approved by the Corporation's Board of Directors. In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Fund could suffer a loss.

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Futures Contracts. The Fund may enter into futures contracts and options on futures contracts for the purposes of hedging investments, enhancing investment performance, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek, through the sale of futures, contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying security. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Restrictions on the Use of Futures Contracts. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Fund has undertaken to restrict its futures contract trading as follows: first, the Fund will not engage in transactions in futures contracts for speculative purposes; second, the Fund will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Fund will disclose to all prospective shareholders the purpose of and limitations on its commodity futures trading. Registration of the Fund as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. When the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, due to the futures strategies engaged in by the Fund, it is expected that the Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Options. The Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.

Covered Call Options. The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered Put Options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing Put and Call Options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to attempt to enhance its current return.

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Temporary Defensive Positions.   At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses by investing its assets in cash or short-term money market instruments. If the Fund does so, it may not achieve its investment objectives.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental and may not be changed without prior approval of a majority of the Fund's outstanding voting shares.

The Fund may not:

  borrow money except as a temporary measure to facilitate redemptions. Such borrowing may be in an amount not to exceed 30% of the Fund's total assets, taken at current value, before such borrowing. The Fund may not purchase an investment security if a borrowing by the Fund is outstanding;
  make loans except through repurchase agreements and through the lending of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security, and marked to market daily;
  underwrite securities of any other issuer;
  purchase or sell real estate, including limited partnership interests;
  purchase or sell restricted securities or warrants, nor may it issue senior securities;
  purchase any security whereby it would account for more than 10% of any issuer's outstanding shares;
  purchase securities of any issuer if, as a result of such a purchase, such securities would account for more than 5%, (as defined by Section 5 (b)(1) of the Investment Company Act of 1940), of the Fund's assets. There is no limitation, however, as to investments issued or guaranteed by the United States Government, its agencies or government sponsored enterprises, or in obligations of the United States Government, its agencies or instrumentalities;
  purchase or sell commodities or commodities contracts;
  concentrate more than 25% of its assets in any one industry;

The following restrictions have been adopted by the Fund, but are not considered fundamental and may be changed by the Board of Directors of the Corporation.

The Fund may not:

  invest in companies for the purpose of exercising management or control;
  purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer;
  purchase or hold the securities of any issuer if those officers or directors of the Fund, or of Money Management Advisers, Inc. ("Adviser") who individually own beneficially more than 0.5% of the outstanding securities of the issuer, together own beneficially more than 5% of those securities;
  invest in securities of other investment companies, except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange;
  purchase the securities of companies which, including predecessors, have a record of less than three years continuous operation if, as a result, more than 5% of the market value of the Fund's assets would be invested in such companies;
  invest more than 10% of their assets in illiquid securities;
  invest in oil, gas or other mineral leases;
  issue shares for other than cash.

MANAGEMENT OF THE FUND

A Board of Directors governs the Fund. The Directors are responsible for overseeing the management of the Fund's business affairs and play a vital role in protecting the interests of Fund shareholders. Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund performance and operations. The names, ages and addresses of the Directors and officers of the Corporation, together with information as to their principal business occupations during the past five years are set forth below.

Name, Age, Address	Position Held With Fund	Principal Occupation(s) During Past 5 Years
Webb C. Hayes, IV*, 53 1001 Nineteenth Street North Arlington, VA 22209	Chairman, President and Director

Senior Managing Director, Friedman, Billings, Ramsey & Co., Inc. and head of the Private Client Group since 1999. Director of the Adviser since April 2001. Chairman and Director of FBR National Bank & Trust since April 2001. Vice Chairman, United Bank 1997-1999. President and Chief Executive Officer, George Mason Bank, NA 1995-1997. Chairman and CEO, Palmer National Bancorp. 1984-1995. Chairman, President and Director or Trustee of Fund for Government Investors, Fund for Tax-Free Investors, Inc. and The Rushmore Fund, Inc. (collectively, the "Rushmore Funds").

Louis T. Donatelli, 65 7200 Wisconsin Avenue Bethesda, MD 20814	Director

Chairman of Donatelli and Klein, Inc., engaged in the acquisition of real estate, primarily office buildings and multi-family housing projects since 2001 (President 1973-2001). Director or Trustee of the Rushmore Funds and American Gas Index Fund, Inc.. Trustee of the FBR Family of Funds.

F. David Fowler, 68 9724 Beman Woods Way Potomac, MD 20854	Director

Private investor. Dean, The George Washington University School of Business and Public Management, 1992-1997; Partner, KPMG Peat Marwick from October 1969 to June 1992. Director or Trustee of the Rushmore Funds and the American Gas Index Fund, Inc. Trustee of the FBR Family of Funds.

Michael A. Willner, 45 11521 Potomac Road Lorton, VA 22079	Director

Vice President, AlphaGrip, Inc. since January 2001. President, Catalyst Advisers, Inc., a news organization, September 1996-January 2001. President, Federal Filings, Inc., from July 1994 to July 1995. Director or Trustee of the Rushmore Funds and the American Gas Index Fund, Inc. Trustee, the FBR Family of Funds.

Mitchell A. Johnson, 59 9 Island Avenue, #2007 Miami Beach, FL 33139	Director

President, MAJ Capital Management, Inc., a private investment firm, since June 1994. Portfolio Manager to Senior Vice President of Corporate Finance at Student Loan Marketing Association 1973-1994. Director or Trustee of the Rushmore Funds.

Edward J. Karpowicz, CPA*, 38 4922 Fairmont Avenue Bethesda, MD 20814	Vice President and Controller

Vice President of FBR National Bank & Trust since 1997. Vice President and Controller of the Rushmore Funds and the American Gas Index Fund, Inc. since 1997. Vice President and Controller of the FBR Family of Funds since September 2000. Treasurer, Bankers Finance Investment Management Corp., August 1993 to June 1997.

Stephenie E. Adams*, 32 4922 Fairmont Avenue Bethesda, MD 20814	Vice President and Secretary

Vice President, FBR National Bank & Trust since May 2000. Vice President and Secretary of the Rushmore Funds and the American Gas Index Fund, Inc. since October 1995. Vice President and Secretary of the FBR Funds since September 2000. Manager, Rushmore Trust and Savings, FSB since October, 1999. Manager, Fund Administration and Marketing, Rushmore Services, Inc., July 1994- October 1999.

* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Adviser, or an affiliated company of the Fund.

The aggregate compensation paid to the Directors serving during the fiscal year ended August 31, 2001, is set forth in the table below:

Name of Person and Position	Aggregate Compensation Paid	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Directors for Services to the Fund and Fund Complex
Webb C. Hayes,IV,* ++ Chairman, President and Director	$0	$0	$0	$0
Daniel L. O'Connor,* + Chairman, Treasurer and Director	$45.19	$0	$0	$2,345.25
Richard J. Garvey,* + President and Director	$45.19	$0	$0	$3,500.00
Louis T. Donatelli, Director	$2,295.19	$0	$0	$11,000.00
Bruce C. Ellis,+ Director	$2,295.19	$0	$0	$11,000.00
Jeffrey R. Ellis,+ Director	$2,295.19	$0	$0	$11,000.00
F. David Fowler, Director	$2,295.19	$0	$0	$11,000.00
Patrick F. Noonan,+ Director	$2,295.19	$0	$0	$11,000.00
Michael A. Willner, Director	$2,295.19	$0	$0	$11,000.00
Mitchell A. Johnson, ++ Director	$0	$0	$0	$0

* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's adviser, or an affiliated company of the Fund.

+ On October 26, 2001, Messrs. O'Connor and Garvey resigned their positions as Directors of the Fund. On November 5, 28 and 29, Messrs. Noonan, J. Ellis and B. Ellis, respectively, resigned their positions as Directors of the Fund.

++ On October 26, 2001, the Fund's Directors nominated and elected Messrs. Hayes and Johnson as a Fund Directors.

CONTROL PERSONS and PRINCIPAL HOLDERS of SECURITIES

As of November 29, 2001 the following parties were the only owners of record owning 5% or more of the shares of the Fund.

Controlling Party or Principal Holder of Securities Address	Shares Outstanding	% Owned
Charles Schwab & Co., Inc. 101 California Street San Francisco, CA 94101	354,934.431	31.039%
National Financial Services Corporation 82 Devonshire Street Boston, MA 02109	74,013.502	6.472%

As of the date of this Statement of Additional Information, the Officers and Directors of the Fund, as a group, owned, of record and beneficially, less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY and OTHER SERVICES

Investment Adviser

 Money Management Advisers, Inc., located at 1001 Nineteenth Street North, Arlington, Virginia 22209, has served as the Fund's investment adviser since the Fund's inception on December 18, 1985. Prior to January 1, 2002, the Adviser was known as Money Management Associates, L.P.

On January 1, 2002, the Adviser became a wholly-owned subsidiary of FBR National, the Fund's administrator, custodian, fund accounting and transfer agent. The Adviser and FBR National remain wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc. and the personnel of the Adviser that oversees the management of the Fund remains unchanged.

The Adviser oversees the Fund's day-to-day operations, subject to direction and control of the Fund's Board of Directors. For its services, the Adviser receives a fee at an annual rate based on 0.50% of the net assets of the Fund. For the fiscal years ended August 31, 2001, 2000 and 1999, the Fund paid investment advisory fees to the Adviser of approximately $61,106, $58,682, and $90,039, respectively. Pursuant to an Expense Limitation Agreement, the Adviser has agree to limit the annual operating expenses (exclusive of certain extraordinary items) to 1.25% of the Fund's average daily net assets.

The Adviser and its asset management affiliates manage approximately $1.5 billion for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships. In addition to acting as the Fund's adviser, the Adviser also advises Fund for Government Investors, a money market fund established in 1975 that invests in short-term U.S. Government securities and Fund for Tax-Free Investors, Inc., which was established in 1983 and currently consists of three series, each of which invests primarily in securities which are exempt from federal income tax. As of August 31, 2001, total assets under the Adviser's management were approximately $850 million.

The Adviser may pay, from its own resources, broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Advisory Agreement

Pursuant to an Advisory Agreement between the Adviser and the Fund, the Adviser is responsible for the management of the Fund and provides investment oversight and supervision to the Fund. The Adviser is permitted to delegate responsibility for making investment decisions and placing orders for the purchase and sale of Fund assets to an investment subadviser. Consistent with the requirements of the 1940 Act, the Advisory Agreement provides that the Adviser is not liable to the Fund for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of its reckless disregard of its obligations under the Advisory Agreement. The Advisory Agreement may be terminated by the Fund without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or upon 60 days' notice by the Adviser. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act. The Advisory Agreement will remain in effect for two years from its effective date, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, (ii) by a majority of the Independent Directors.

Investment Subadviser

Beginning on November 1, 2001, the Adviser and the Fund retained Bradford & Marzec, Inc. ("Bradford") to serve as the Fund's investment subadviser. Bradford, located at 333 South Hope Street, Suite 4050, Los Angeles, California 90071, is an investment adviser registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Bradford was formed in 1984 and manages approximately $8 billion in assets for foundations and endowments, institutional pension funds, and Taft-Hartley accounts. Bradford specializes in the management of domestic and foreign fixed income portfolios. Edward T. Bradford and Zelda Marzec co-own the Subadviser and are principals and Senior Portfolio Managers. Mr. Bradford and Patrice Milton-Blue, Vice President of Bradford, will serve as the portfolio managers of the Fund. For its subadvisory services, the Adviser will pay Bradford an annualized fee of 0.20% of the average daily net assets of the Fund.

Subadvisory Agreement

Pursuant to a Subadvisory Agreement between the Adviser and Bradford, Bradford is responsible for making investment decisions and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by it in its discretion. Consistent with the requirements of applicable law, the Subadvisory Agreement provides that Bradford is not liable to the Adviser, the Fund, or to any shareholder of the Fund for any error in judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Subadvisory Agreement. The Subadvisory Agreement may be terminated by the Adviser or Bradford, without penalty, upon 30 days' prior written notice. In addition, the Subadvisory Agreement may be terminated by the Board or by a majority vote of the Fund's shareholders, without penalty, upon 30 days' prior written notice. The Subadvisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act. The Subadvisory Agreement will remain in effect for two years from its effective date, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, (ii) by a majority of the Independent Directors.

Administrator

Under an Administrative Services Agreement between the Fund and FBR National Bank & Trust ("FBR National"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, FBR National provides transfer agency, dividend-disbursing, fund accounting and administrative services to the Fund. Under the Administrative Services Agreement with FBR National, which has been approved by the Board of Directors, FBR National receives an annual fee of 0.30% of the average daily net assets of the Fund for the services it provides. For the fiscal years ended August 31, 2001, 2000, and 1999, the Fund paid the following administrative services fees to RTS: $36,669, $35,260 and $54,031, respectively.

As the Administrator, FBR National is responsible for all costs of the Fund except for the investment advisory fee, extraordinary legal expensesand interest. Specifically, FBR National pays costs of registration of the Fund's shares with the Securities and Exchange Commission and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, preparation of shareholder reports, certain expenses associated with shareholder servicing, and all costs incurred in providing custodial services.

Distributor. Pursuant to a Distribution Agreement dated September 4, 2001 (the "Distribution Agreement"), the Board of Directors of the Fund appointed FBR Investment Services, Inc. ("FBRIS") as the distributor to the Fund. FBRIS, located at 4922 Fairmont Avenue, Bethesda, Maryland, is an affiliate of the Adviser and serves as principal underwriter and distributor of the Fund's shares pursuant to a Distribution Agreement with the Fund which is renewable annually. FBRIS promotes and sells shares of the Fund on a continuous, best efforts basis. FBRIS does not receive compensation from the Fund or its shareholders for these services.

Custodian and Independent Public Accountant

FBR National is the Fund's custodian and is responsible for safeguarding and controlling the Fund's cash and securities, handling the securities, and collecting interest on the Fund's investments.

Independent certified public accountants, Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are responsible for auditing the annual financial statements of the Fund.

 Brokerage Allocation and Other Practices

The Fund's portfolio securities are normally purchased on a net basis which does not involve payment of brokerage commissions.

Code of Ethics

The Directors have adopted a Code of Ethics ("Code") for the Fund and approved the Code of the Adviser and FBRIS based on a determination that each such Code contains provisions reasonably necessary to prevent access persons from violating Rule 17j-1 under the Investment Company Act of 1940, as amended. Such Code permits persons covered thereunder to invest in securities, including securities held by the Fund.

TAXATION OF THE FUND

The Fund currently qualifies, and will seek to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to its shareholders. The distribution of net investment income and capital gains by the Fund to a Fund shareholder will be taxable to the shareholder regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to a Fund shareholder as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return a shareholder would receive from an investment in the Fund.

CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotations

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission (the "SEC Rules"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

P (1+T)n = ERV

Where:        P = a hypothetical initial payment of $1,000.
                 T = average annual total return.
                 n = number of years.
                ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Fund. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus for the Fund on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return. For example, in comparing the total return of the Funds with data published by Lipper Analytical Services, Inc., or with the performance of the Lehman Brothers Intermediate Government and Long Treasury Bond Indexes, as appropriate, the Funds calculate their aggregate total return for the specified periods of time by assuming the investment of $10,000 in a Fund's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

The average annual compounded rates of return, assuming the reinvestment of all dividends and distributions, for the Fund, as of August 31, 2001, are as follows:

1 Year	5 Years	Ten Year
10.46%	9.10%	8.36%

Financial Statements

 Copies of the Fund's audited financial statements for the fiscal year ended August 31, 2001, may be obtained without charge by contacting the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Fund at (800) 622-1386 or (301) 657-1510.